UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
 _____________________________

FORM 8-K/A
(Amendment No. 1)
_____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2020
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MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000

(Former name or former address, if changed since last report) : N/A
_____________________________
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MIC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.
Macquarie Infrastructure Corporation is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Corporation.

EXPLANATORY NOTE
On December 23, 2020, Macquarie Infrastructure Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to disclose the completion on December 23, 2020 of the previously announced sale (the “IMTT Transaction”) of all of the outstanding membership interests in Macquarie Terminal Holdings LLC (“Terminal Holdings”), which holds the Company’s International-Matex Tank Terminals business, to RS Ivy Holdco, Inc. (“Purchaser”), a Delaware corporation affiliated with Riverstone Holdings LLC, pursuant to a Membership Interest Purchase Agreement, dated as of November 8, 2020 the (“Purchase Agreement”) by and among MIC Ohana Corporation, a wholly owned subsidiary of the Company, Terminal Holdings, Purchaser and the Company.
This amendment is being filed by the Company to provide unaudited pro forma consolidated financial information giving effect to the IMTT Transaction. The information in the Initial 8-K remains unchanged and this amendment should be read in conjunction with the Initial 8-K.
Item 9.01  Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated condensed financial information of the Company, which gives effect to the IMTT Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
(d) Exhibits

99.1	Unaudited Pro Forma Consolidated Condensed Financial Statements
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE CORPORATION

Date: December 30, 2020	By:	/s/ Christopher Frost
Name: Christopher Frost Title: Chief Executive Officer